Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
October, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.8750%


Excess Protection Level
   3 Month Average  5.78%
     October, 1997  6.16%
     September, 1997  5.51%
     August, 1997  5.69%



Cash Yield                                              19.24%


Investor Charge Offs                                    4.61%


Base Rate                                               8.46%


Over 35 Day Delinquency                                 5.25%


Seller's Interest                                       21.72%


Total Payment Rate                                      10.97%


Total Principal Balance                                $5,966,948,746.36


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,296,115,413.10